UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Goldfarb Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

ITEM 1.  REPORTS TO STOCKHOLDERS.


                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2008. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                 VALUE OF       VALUE OF      VALUE OF
                  INITIAL      CUMULATIVE    CUMULATIVE      TOTAL
                  $10,000    CAPITAL GAINS   REINVESTED    VALUE OF
PERIOD ENDED:   INVESTMENT   DISTRIBUTIONS    DIVIDENDS     SHARES
-------------   ----------   -------------   ----------   ----------
July 15, 1970    $ 10,000      $       --     $     --    $   10,000
May 31, 1971       11,750              --          184        11,934
May 31, 1972       12,350             706          451        13,507
May 31, 1973        9,540           1,118          584        11,242
May 31, 1974        7,530           1,696          787        10,013
May 31, 1975        9,490           2,137        1,698        13,325
May 31, 1976       12,030           2,709        2,654        17,393
May 31, 1977       15,400           3,468        3,958        22,826
Dec. 31, 1977      18,420           4,617        5,020        28,057
Dec. 31, 1978      22,270           5,872        6,629        34,771
Dec. 31, 1979      24,300           6,481        8,180        38,961
Dec. 31, 1980      25,040           8,848       10,006        43,894
Dec. 31, 1981      27,170          13,140       13,019        53,329
Dec. 31, 1982      31,960          18,450       19,510        69,920
Dec. 31, 1983      37,110          24,919       26,986        89,015
Dec. 31, 1984      39,260          33,627       32,594       105,481
Dec. 31, 1985      44,010          49,611       41,354       134,975
Dec. 31, 1986      39,290          71,954       41,783       153,027
Dec. 31, 1987      38,430          76,911       49,020       164,361
Dec. 31, 1988      38,810          87,760       55,946       182,516
Dec. 31, 1989      46,860         112,979       73,614       233,453
Dec. 31, 1990      41,940         110,013       72,633       224,586
Dec. 31, 1991      53,310         160,835      100,281       314,426
Dec. 31, 1992      56,660         174,775      112,428       343,863
Dec. 31, 1993      54,840         213,397      112,682       380,919
Dec. 31, 1994      55,590         220,943      117,100       393,633
Dec. 31, 1995      78,130         311,266      167,129       556,525
Dec. 31, 1996      88,440         397,099      191,967       677,506
Dec. 31, 1997     125,630         570,917      273,653       970,200
Dec. 31, 1998     160,700         798,314      353,183     1,312,197
Dec. 31, 1999     127,270         680,866      286,989     1,095,125
Dec. 31, 2000     122,090         903,255      289,505     1,314,850
Dec. 31, 2001     130,240       1,002,955      319,980     1,453,175
Dec. 31, 2002     126,630         976,920      311,226     1,414,776
Dec. 31, 2003     147,610       1,146,523      362,790     1,656,923
Dec. 31, 2004     154,270       1,200,687      379,159     1,734,116
Dec. 31, 2005     155,450       1,331,529      382,059     1,869,038
Dec. 31, 2006     152,750       1,496,788      375,422     2,024,960
Dec. 31, 2007     139,120       1,713,258      342,768     2,195,146
Dec. 31, 2008      95,270       1,265,238      241,397     1,601,905

The total amount of capital gains distributions accepted in shares was $1,413,907, the total amount of dividends reinvested was $124,408.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.

Dear Shareholder:

     Sequoia Fund's results for the quarter and year ended December 31, 2008 appear below with comparable results for the leading market indexes:

                        SEQUOIA    DOW JONES     STANDARD &
TO DECEMBER 31, 2008      FUND    INDUSTRIALS   POOR'S 500*
---------------------   -------   -----------   -----------
Fourth Quarter          -19.96%     -18.39%       -21.94%
1 Year                  -27.03%     -31.93%       -37.00%
5 Years (Annualized)     -0.67%      -1.12%        -2.19%
10 Years (Annualized)     2.01%       1.66%        -1.38%

     The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown.

* THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED, PRICE-WEIGHTED INDEX OF 30 ACTIVELY TRADED BLUE CHIP STOCKS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND ASSUMES REINVESTMENT OF DIVIDENDS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YEAR TO DATE PERFORMANCE AS OF THE MOST RECENT MONTH END CAN BE OBTAINED BY CALLING DST SYSTEMS, INC. AT (800) 686-6884.

                                   ----------

     Although we suspect many shareholders will not believe it, the total return of the Sequoia Fund has been about 1% since we last wrote you on November 18. The stock market continues to be volatile and we fully understand the fixation of much of America on its daily gyrations. But these fluctuations can generate a lot of noise that is best filtered out.

     While Sequoia's price is about the same as three months ago, the economy is worse off than in November. The severe contraction in demand that corporations were experiencing then has both deepened and broadened to almost all sectors of the economy. We see no signs of stabilization. In the early stages of any recession, producers reduce inventory in response to weaker demand. We believe this destocking has exacerbated current weakness and may continue for some months, but should reach equilibrium later this year. However, even after inventory destocking slows or stops, we expect to see end-market demand remain anemic.

     While we can debate the merits of various economic stimulus proposals and are well aware of the long-term costs, we believe that the U.S. government is the only entity that can increase spending to offset a broad-based contraction in demand.

     The personal savings rate, which had been hovering near zero as a percentage of disposable personal income in recent years, began 2008 at 0.2% but rose rapidly during the year, reaching 3.6% by December. Many economists believe this number will rise into the high single-digits in 2009. This reluctance to spend does not augur well for a quick economic turnaround.

     In Sequoia's portfolio, retailers whose value proposition is extremely strong, including Costco, TJX and Wal-Mart, withstood declining consumer spending in the first three quarters of the year. But in the holiday season, all three posted disappointing sales. Their share prices reacted accordingly. Retailers, whose dependence on discretionary spending is high, including Target, were hit earlier in the year and suffered further in the fourth quarter.

     We clearly entered 2008 with too much exposure to the U.S. consumer. We were aware of this and reduced it with the sale of all of our shares in Bed, Bath & Beyond and Lowe's, about half our Target holdings, and a portion of our investment in TJX. We regret that we were not more aggressive in reducing this exposure further and earlier. Consumer-dependent stocks like Mohawk, Porsche and Whole Foods were among our worst performing in 2008.

     As we enter 2009, we will operate with a bias toward further reducing our exposure to businesses dependent on the American consumer. It is clear that while there is some cyclical element in the current decline in consumer spending there is a large structural component as well. When global growth resumes, the American consumer will not be at its epicenter.

     Alongside a tapped out consumer we have an insolvent banking system that will require a truly massive amount of taxpayer-financed assistance to be recapitalized. However, recapitalizing the banking system and exhorting banks to lend will not alone solve the credit problems. The securitization market, which in recent years had become larger than bank lending, has become dysfunctional. What Bill Gross of PIMCO calls the "shadow banks," meaning hedge funds, investment banks and structured finance conduits, are unable to lend because they are still de-levering or, in some cases, disappearing. Until a restructured securitization market re-emerges, borrowers may find capital expensive and/or scarce. This affects a broad swath of debt, including student, auto and credit card loans, as well as residential and commercial mortgages. The Federal Reserve is trying to jump start the securitization market with a $1 trillion infusion of funds through its TALF program.

     The problem with bubbles is that they last a long time and no one knows when they will pop. We suspected a day of reckoning would come, but clearly were not prepared when it did. We entered the year 97% invested in common stocks and only 3% in cash. By June 30, we had moved to a 91% invested position. By September 30, we had further trimmed the portfolio down to about 85% invested. We finished the year 82% invested in stocks. While we sold some of our retail positions and Progressive, cash rose in percentage terms partly because the value of equities shrank during the year. Our actions were not nearly enough to steer Sequoia out of harm's way when the market began its rapid descent in late September. Our stock sales were more a function of our analysis of individual companies' prospects relative to their stock prices than a response to macroeconomic tumult.

     As we think about 2009, we are skeptical of anyone who purports to estimate what the S&P 500 might earn. For many companies in our portfolio, the range of possible outcomes for 2009 earnings seems unusually wide. Earnings in the easy credit era were inflated materially by cheap debt, which enabled consumers to overspend and companies to over-earn. For 2009, we feel earnings will be depressed because of very weak demand as the world (except governments) delevers. We are not confident we know how low earnings could go.

     The critical question for calculating intrinsic values for companies we follow is what will their earnings be in a more normal but less levered economy? Right now, such calculations are difficult because we are not sure what "normal" is. To steal a phrase from General Electric CEO Jeff Immelt, for most of Corporate America this is not a cycle, it is a reset.

     From the S&P 500's peak valuation in October 2007, the index was down 45% as of mid-February, while the Sequoia Fund was down 34%. We do not believe the long-term earnings power of the businesses we own is 34% lower than it was 16 months ago. Unquestionably, earnings power is less in this subdued economic environment than we thought in 2007, but when we assess the aggregate earnings power of the Sequoia portfolio, it is down much less than the stock prices. For example, Berkshire Hathaway's long-term earnings power may be greater today than it seemed in 2007, thanks to its ability to deploy so much cash on favorable terms during this crisis.

     Additionally, your portfolio is dominated by companies with little or no debt that generate enough free cash flow to be self-funding. That is, they do not need to tap the capital markets to finance future growth or fund current operations. This does not mean our companies will weather recession easily, but the ability to self-finance mitigates risk. Currently, high-quality companies with strong balance sheets are able to raise money on favorable terms. But companies with impaired credit, such as Vulcan Materials, which made an ill-timed acquisition of Florida Rock at the peak of the housing bubble, find themselves paying double-digit interest rates.

     We believe we are invested alongside high quality management teams that run companies with growth prospects superior to those of the overall stock market. Time will tell us if our assessment is right, but our companies tend to have strong market positions, abundant cash flows, low capital intensity and opportunities to become significantly larger. We were slow to react to the unfolding macroeconomic trends of 2008, and this hurt performance. But, over time, our emphasis on picking good stocks and not trying to predict economic or market trends has stood us in good stead. When we look at the current portfolio and contemplate normalized earnings levels, likely future growth rates and the resulting free cash flows, we believe future returns should prove satisfactory.

     In closing, we would like to express our gratitude to Francis P. Matthews, a Sequoia Fund director for 36 years, who retired on December 8. Frank has been an engaged advocate for Sequoia shareholders and a wise counselor to management. His presence will be greatly missed by his colleagues on the board. We also wish to thank Robert L. Swiggett, who has served ably as our independent Chairman of the Board at Sequoia for the past three years. Bob turned over the chairman's seat to Vinod Ahooja at the start of the New Year and will remain as a director.

                                   Sincerely,


/s/ Richard T. Cunniff     /s/ Robert D. Goldfarb        /s/ David M. Poppe
----------------------     ----------------------     ------------------------
  Richard T. Cunniff         Robert D. Goldfarb            David M. Poppe
     Vice Chairman                President           Executive Vice President

February 13, 2009

 THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR DAY WILL BE HELD AT 10A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 15, 2009 AT THE ST. REGIS
             HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

     The total return for the Sequoia Fund was negative 27.0% in 2008. This compares with the negative 37.0% return of the S&P 500. Our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund will often vary significantly from that of the broad market indices.

     The table below shows the 12-month stock total return for the Fund's major positions at the end of 2008.

                     % OF ASSETS    TOTAL   % OF ASSETS
POSITION               12/31/08    RETURN     12/31/07
--------             -----------   ------   -----------
Berkshire Hathaway      22.8%      -31.8%      24.8%
Martin Marietta          6.9%      -25.7%       6.6%
Fastenal                 5.7%      -12.1%       4.7%
Mohawk                   5.7%      -42.2%       6.9%
Porsche                  5.3%      -61.3%       5.5%
Idexx Laboratories       5.3%      -38.5%       5.1%
TJX                      4.1%      -27.4%       6.2%

     The higher relative performance in 2008 vs. the Index was driven by a variety of factors. As the year progressed, we held more cash and were not fully exposed to the stock market decline. Several of our largest positions, including Berkshire Hathaway (-32%), Fastenal (-12%), Martin Marietta (-26%) and TJX (-27%), outperformed the Index. Offsetting that to some degree, the value of our foreign holdings suffered losses when translated into dollars, as the U.S. dollar strengthened during the year. Our worst performing large investments were Porsche (-61% in U.S. dollars) and Mohawk (-42%).

     Berkshire Hathaway has an owner-oriented management, a strong balance sheet, an attractive portfolio of wholly- and partially-owned businesses and an attractive valuation. Berkshire has little debt and tremendous liquidity.

     Since the beginning of 2008, Berkshire deployed an unprecedented amount of capital at potential returns that appear to us to range from solid to excellent. Over this period, Berkshire has purchased over $19 billion of preferred stock and debt in nine different firms, about $17 billion of which was committed to just four firms, General Electric, Goldman Sachs, Wrigley and Swiss Re. We estimate that the average pretax yield on the package is approximately 10% before considering potential upside from the conversion or redemption privileges Berkshire negotiated on the bigger deals. In addition, Berkshire has spent about $6 billion on acquisitions and at least $7 billion, net of divestitures, on publicly traded equity securities. Even after this spending spree, we estimate that Berkshire still retains $35 billion or more of liquid or near liquid funds, of which all but $10 billion are available to be put into attractive opportunities.

     During 2008, we expect that Berkshire incurred significant mark-to-market losses on its $35 billion portfolio of equity index put options, which protect the buyers against long term declines in the value of several global stock market indexes. We estimate that these contracts may have suffered accounting losses in the $6-7 billion range in 2008. These reported losses need to be taken with the proper perspective. The puts cannot be exercised until 2019 at the earliest, so even from these depressed levels, stock market indexes need only appreciate at low-single-digit rates for the next 10 to 20 years for Berkshire to avoid having to make any cash payments. In the meantime, the company has the use of $4.5 billions of dollars of cash to invest as it seems fit, as Berkshire need not put up material amounts of cash collateral on the contracts. Even were stock markets never to recover from current levels, the value of that $4.5 billion, if invested wisely, should grow to levels that would offset any loss on the contracts.

     Berkshire does own some economically-sensitive businesses, particularly lending, housing and consumer related entities. But most holdings occupy the dominant or most profitable position in cash-generating industries with low risk of obsolescence. A strong core group sells nondiscretionary and essential products and services that are recession-resistant, such as insurance, electricity, and food and beverages. Most of the businesses earn attractive returns on tangible capital employed. The insurance group would do so were it not for excess capital. The utilities earn adequate but safe returns with ample reinvestment opportunities.

     At the current price of about $88,000, Berkshire sells at a reasonable valuation for a company whose long term earnings power remains substantial. In these difficult economic times, we believe that Berkshire could generate look-through earnings of about $6,000 per share in 2009. In more normal economic conditions, we think earnings power is over $8,000 per share. Thus, the earnings multiple is in a range of about 11-14 times. Moreover, the stock trades at less than 1.4 times our estimate of current book value.

     Martin Marietta's earnings in 2008 declined 31%. Falling volumes, which have been negatively impacted by soft demand, have only been partially offset by higher prices and, more recently, lower energy costs.

     The high weight to value of aggregates makes transporting them over long distances uneconomical. As a result, quarries which are well-located near customer job sites can raise prices with little risk of attracting new competition, and as urban areas expand over time, the pricing power of incumbent quarries climbs. Although the near term earnings outlook for MLM is poor, we believe that the value of Martin Marietta's reserves puts a floor under the value of the company. In our opinion, a number of companies would happily acquire MLM's reserves for a price well above the current stock price if they had the liquidity and the opportunity.

     In 2008, Fastenal's earnings increased by 20%. However, by the fourth quarter, the weakening industrial economy began to show in the company's results. Monthly sales, which increased at a rate in excess of 15% during the first nine months of the year, slowed to 12% in October, 7% in November, flat in December and were negative 9% in January. Despite the slowing top-line growth, fourth quarter earnings still increased 17% as Fastenal was able to exercise better pricing discipline, shrink headcount and improve transportation costs. These gains also reflect solid execution of the company's Pathway to Profit strategic initiative (opening fewer stores in favor of leveraging the existing store base by hiring more sales people).

     Mohawk suffered through a difficult year in 2008. Excluding write-downs, earnings declined 30% during the first nine months and the fourth quarter was probably even worse. Weak demand is impacting all of the company's operations. The hardest hit was the Mohawk carpet division, but the tile and laminate businesses were also down markedly. We believe that the dramatic decline in Mohawk's share price in 2008 adequately reflects these factors. Although Mohawk's organic growth prospects are modest, it has significant and sustainable competitive advantages, generates substantial free cash flow and, over time, management has proven to be a shrewd allocator of capital. Moreover, while management believes that current business conditions are the most difficult in its memory, the company has significant earnings power relative to its stock price once the economy emerges from recession.

     Porsche recently announced that it is increasing its stake in Volkswagen to 75%. Essentially, a mouse is swallowing an elephant. We are not fans of the volume car business. But as we have gotten to know VW, we have come to understand it is not GM or Ford. Its market share in Europe is rising and it has valuable brands in Audi, Skoda and Scania. It has little debt and small retiree pension and healthcare obligations. Instead, VW's problems lie with its high cost base, inflexible labor agreements and the involvement of the German state of Lower Saxony, its second largest shareowner.

     We feel that Porsche is currently selling for well below its intrinsic value. Porsche and VW, like their peers, are being impacted by the extraordinarily difficult car market. The stock price seems to reflect a belief that these market conditions will continue indefinitely. By our calculations, if Porsche's car volumes drop by 25% and profits by 40% for the fiscal year (ending July 31, 2009), and Volkswagen's profit drops in half, then at the current price of (euro)42, the stock trades for a very reasonable multiple of earnings. It is quite possible that Porsche and VW will suffer even more dramatic earnings declines in the coming year. But it is not difficult for us to come up with much higher earnings estimates for the combination of core Porsche and its share of VW's earnings in a normalized environment. We think the risk-reward ratio on the stock is quite favorable.

     Idexx's revenue and earnings per share (excluding non-recurring items) in 2008 grew by 11% and 20%, respectively. Operating trends remained strong in local currencies throughout the year, although there was some softening in demand in the second half of the year because of weakening economies. We would expect this to continue in 2009 but that a bigger adverse factor next year will be currency headwinds. Consequently, the company now expects 2009 earnings to be flattish relative to the $1.85 earned in 2008.

     After adjusting for an extra week of sales this year, TJX is likely to report flattish 2008 fiscal year earnings. The weak retail environment has caused a modest deceleration in comparable store sales in recent months, including a 4% decline in January. We expect that softening consumer demand and weakening foreign currencies will put more pressure on earnings in fiscal year 2009. However, the recent decline in the stock price puts TJX's price earnings multiple at a modest 12x our best estimate of 2009 earnings. We believe this multiple is low for a well managed company generating returns on equity over 30% with enormous amounts of free cash flow. Most years, TJX buys back roughly 5% of its shares. TJX has temporarily suspended its stock repurchase program but we believe the company will generate enough cash either to resume the program at a later date or accumulate a large cash balance.

     We made a number of new investments in 2008, including Brambles, Cummins, and De la Rue. Each of these was a relatively small investment (about 1%). Brambles is an Australian domiciled company that manages pallets used in distribution by manufacturers and retailers in the Americas, Europe and Asia Pacific. While the company is dependent upon the global consumer staples market, it appealed to us because of its dominant market positions and resultant very strong margins and profitability. Cummins manufactures engines and turbines for the trucking, marine, energy and construction machinery markets. It has a strong presence in the emerging world, including India and China, and benefits from demand for power generation there. De la Rue is a UK-based printer of currencies for dozens of countries that find it more efficient to outsource the function than to try to run a national print works that can stay ahead of counterfeiters.

Comparison of a change in value of a $10,000 Investment in Sequoia Fund and the S&P 500 Index*


[PLOT POINTS FOR PRINTED GRAPHIC]

            Sequoia     S&P 500
            10000       10000
            -------    --------
  1/1/1999   8346      12104
12/31/2000  10020.2    11002.5
12/31/2001  11074.3     9694.33
12/31/2002  10782       7551.89
12/31/2003  12627.8     9717.77
12/31/2004  13216.3    10775.1
12/31/2005  14244.5    11304.1
12/31/2006  15432.5    13090.2
12/31/2007  16728.9    13808.8
12/31/2008  12207       8699.55

* THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS.

                                SECTOR BREAKDOWN

                                     PERCENT OF
AS OF DECEMBER 31, 2008              NET ASSETS
-----------------------              ----------
U.S. Government Obligations             24.95
Diversified Companies                   22.80
Retailing                               10.34
Building Materials                       8.03
Industrial & Construction Supplies       5.68
Flooring Products                        5.66
Automotive Manufacturing                 5.35
Veterinary Diagnostics                   5.29
Freight Transportation                   3.90
Construction Equipment                   2.47
Aerospace/Defense                        2.44
Auto Parts                               2.10
Other                                    0.99
                                       ------
                                       100.00
                                       ======

                          FEES AND EXPENSES OF THE FUND
                                   (UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                         ANNUAL FUND OPERATING EXPENSES

Management Fees                        1.00%
Other Expenses                         0.04%
                                       ----
Total Annual Fund Operating Expenses   1.04%
Expense Reimbursement*                 0.04%
                                       ----
Net Expenses                           1.00%
                                       ====

* REFLECTS RUANE, CUNNIFF & GOLDFARB INC.'S ("RUANE, CUNNIFF & GOLDFARB") CONTRACTUAL REIMBURSEMENT OF A PORTION OF THE FUND'S OPERATING EXPENSES. THIS REIMBURSEMENT IS A PROVISION OF RUANE, CUNNIFF & GOLDFARB'S INVESTMENT ADVISORY AGREEMENT WITH THE FUND AND THE REIMBURSEMENT WILL BE IN EFFECT ONLY SO LONG AS THAT INVESTMENT ADVISORY AGREEMENT IS IN EFFECT.

                                   ----------

SHAREHOLDER EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                                                EXPENSES
                                                               PAID DURING
                                                  ENDING         PERIOD*
                                  BEGINNING       ACCOUNT     JULY 1, 2008
                                   ACCOUNT         VALUE           TO
                                    VALUE      DECEMBER 31,   DECEMBER 31,
                                JULY 1, 2008       2008           2008
                                ------------   ------------   -------------
Actual                             $1,000        $  811.20        $4.55
Hypothetical
   (5% return per year before
   expenses)                       $1,000        $1,020.11        $5.08

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                               SEQUOIA FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

COMMON STOCKS (82.19%)

                                                                         VALUE
   SHARES                                                              (NOTE 1)
------------                                                        --------------
               AEROSPACE/DEFENSE (2.44%)
  12,410,000   Rolls-Royce Group plc (United Kingdom)               $   60,709,720
                                                                    --------------
               AUTO PARTS (2.10%)
   1,698,778   O'Reilly Automotive Inc. *                               52,220,436
                                                                    --------------
               AUTOMOTIVE MANUFACTURING (5.35%)
   1,734,393   Porsche Automobil Holding SE (Germany) (a)              132,897,864
                                                                    --------------
               BUILDING MATERIALS (8.03%)
   1,756,749   Martin Marietta Materials Inc.                          170,545,193
     419,772   Vulcan Materials Company                                 29,207,736
                                                                    --------------
                                                                       199,752,929
                                                                    --------------
               BUSINESS SERVICES (0.89%)
   4,200,000   Brambles Ltd. (Australia)                                22,150,800
                                                                    --------------
               CONSTRUCTION EQUIPMENT (2.47%)
     730,000   Caterpillar Inc.                                         32,609,100
   1,350,000   Ritchie Bros. Auctioneers Incorporated                   28,917,000
                                                                    --------------
                                                                        61,526,100
                                                                    --------------
               DIVERSIFIED COMPANIES (22.80%)
       5,861   Berkshire Hathaway Inc. Class A *                       566,172,600
         151   Berkshire Hathaway Inc. Class B *                           485,314
                                                                    --------------
                                                                       566,657,914
                                                                    --------------
               DIVERSIFIED MANUFACTURING (0.87%)
     383,880   Danaher Corporation                                      21,731,447
                                                                    --------------
               FLOORING PRODUCTS (5.66%)
   3,272,155   Mohawk Industries Inc. *                                140,604,500
                                                                    --------------
               FOOD - RETAIL (0.34%)
     906,509   Whole Foods Market Inc. *                                 8,557,445
                                                                    --------------
               FREIGHT TRANSPORTATION (3.90%)
   2,068,294   Expeditors International Inc.                            68,812,141
   1,752,000   Knight Transportation Inc. +                             28,242,240
                                                                    --------------
                                                                        97,054,381
                                                                    --------------
               INDUSTRIALS (1.35%)
   1,253,000   Cummins Inc.                                             33,492,690
                                                                    --------------

                                                                         VALUE
   SHARES                                                              (NOTE 1)
------------                                                        --------------
               INDUSTRIAL & CONSTRUCTION SUPPLIES (5.68%)
   4,051,430   Fastenal Company                                     $  141,192,335
                                                                    --------------
               INFORMATION PROCESSING (1.72%)
     299,274   MasterCard Inc.                                          42,775,233
                                                                    --------------
               INSURANCE BROKERS (0.97%)
   1,157,910   Brown & Brown Inc.                                       24,200,319
                                                                    --------------
               PRINTING (1.02%)
   1,917,307   De La Rue plc (United Kingdom)                           25,329,552
                                                                    --------------
               RETAILING (10.34%)
      39,775   Costco Wholesale Corporation                              2,088,187
   1,372,623   Target Corporation                                       47,396,672
   4,947,700   TJX Companies, Inc.                                     101,774,189
   2,118,568   Walgreen Company                                         52,265,073
     951,630   Wal-Mart Stores, Inc.                                    53,348,378
                                                                    --------------
                                                                       256,872,499
                                                                    --------------
               TRUCK MANUFACTURING (0.97%)
     840,572   PACCAR Inc.                                              24,040,359
                                                                    --------------
               VETERINARY DIAGNOSTICS (5.29%)
   3,646,134   Idexx Laboratories Inc. + *                             131,552,515
                                                                    --------------
               TOTAL COMMON STOCKS (Cost $1,501,266,932)            $2,043,319,038
                                                                    --------------

  PRINCIPAL
   AMOUNT
------------                                                        --------------
               U.S. GOVERNMENT OBLIGATIONS (24.95%)
$621,000,000   U.S. Treasury Bills due 1/2/2009 through 9/15/2009      620,373,372
                                                                    --------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (Cost $620,528,897)                                  620,373,372
                                                                    --------------
               TOTAL INVESTMENTS (107.14%) ++
                  (Cost $2,121,795,829)                              2,663,692,410
               LIABILITIES LESS OTHER ASSETS (-7.14%)                 (177,499,812)
                                                                    --------------
               NET ASSETS (100.00%)                                 $2,486,192,598
                                                                    ==============

----------
+    Refer to Note 7.

++   The cost for federal income tax purposes is identical.

*    Non-income producing.

(a) The Fund is invested in preference shares of Porsche Automobil Holding SE which possess the same economic interest as Porsche common stock but have no voting rights.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

                                                  INVESTMENTS IN
VALUATION INPUTS                                    SECURITIES
----------------                                  --------------
Level 1 - Quoted Prices                           $2,476,693,797
Level 2 - Other Significant Observable Inputs *      186,998,613
                                                  --------------
Total                                             $2,663,692,410
                                                  ==============

----------
* Represents U.S. Treasury Bills with remaining maturities of 60 days or less which are valued at their amortized cost.

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

ASSETS:
   Investments in securities, at value (Note 1)
      Unaffiliated companies (cost $2,030,426,307)                                   $2,532,139,895
      Affiliated companies (cost $91,369,522) (Note 7)                                  131,552,515
                                                                                     --------------
   Total investment in securities (cost $2,121,795,829)                               2,663,692,410
   Cash on deposit with custodian                                                         8,089,617
   Receivable for capital stock sold                                                      2,317,001
   Dividends receivable                                                                   1,739,835
   Other assets                                                                              34,826
                                                                                     --------------
      Total assets                                                                    2,675,873,689
                                                                                     --------------
LIABILITIES:
   Payable for capital stock repurchased                                                    697,181
   Payable for investment securities purchased                                          186,783,755
   Accrued investment advisory fee                                                        1,981,832
   Accrued other expenses                                                                   218,323
                                                                                     --------------
      Total liabilities                                                                 189,681,091
                                                                                     --------------
Net assets applicable to 26,097,205 shares of capital stock outstanding (Note 4)     $2,486,192,598
                                                                                     ==============
Net asset value, offering price and redemption price per share                       $        95.27
                                                                                     ==============
NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus) $.10 par value capital stock,
      100,000,000 shares authorized                                                  $1,962,737,334
   Undistributed net investment income (Note 5)                                             180,925
   Accumulated net realized losses on investments (Note 5)                              (18,622,242)
   Unrealized appreciation                                                              541,896,581
                                                                                     --------------
      Total Net Assets                                                               $2,486,192,598
                                                                                     ==============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Income:
      Dividends:
         Unaffiliated companies, net of $1,940,616 foreign tax withheld              $    36,817,798
         Affiliated companies (Note 7)                                                       461,159
      Interest                                                                             3,906,912
      Other income                                                                            30,713
                                                                                     ---------------
            Total income                                                                  41,216,582
                                                                                     ---------------
   Expenses:
      Investment advisory fee (Note 2)                                                    30,832,201
      Legal and auditing fees                                                                200,521
      Stockholder servicing agent fees                                                       587,991
      Custodian fees                                                                          80,000
      Directors fees and expenses (Note 6)                                                   308,000
      Other                                                                                  155,287
                                                                                     ---------------
            Total expenses                                                                32,164,000
   Less expenses reimbursed by Investment Adviser (Note 2)                                 1,184,000
                                                                                     ---------------
            Net expenses                                                                  30,980,000
                                                                                     ---------------
            Net investment income                                                         10,236,582
                                                                                     ---------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Realized gain on:
      Investments:
         Unaffiliated companies                                                          238,268,621
         Affiliated companies (Note 7)                                                     1,034,318
      Foreign currency transactions                                                          341,061
                                                                                     ---------------
            Net realized gain on investments and foreign currencies                      239,644,000
                                                                                     ---------------
   Net decrease in unrealized appreciation on:
      Investments:
         Unaffiliated companies                                                       (1,238,648,580)
         Affiliated companies (Note 7)                                                    52,412,021
                                                                                     ---------------
            Net decrease in unrealized appreciation on investments                    (1,186,236,559)
                                                                                     ---------------
            Net realized and unrealized loss on investments and foreign currencies      (946,592,559)
                                                                                     ---------------
Net decrease in net assets from operations                                           $  (936,355,977)
                                                                                     ===============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED DECEMBER 31,
                                                                  --------------------------------
                                                                        2008             2007
                                                                  ---------------   --------------
INCREASE/(DECREASE) IN NET ASSETS:
   From operations:
      Net investment income                                       $    10,236,582   $   10,500,376
      Net realized gain on investments and foreign currencies         239,644,000      580,077,673
      Net decrease in unrealized appreciation on investments       (1,186,236,559)    (288,632,451)
                                                                  ---------------   --------------
         Net increase (decrease) in net assets from operations       (936,355,977)     301,945,598
   Distributions to shareholders from:
      Net investment income                                           (10,628,918)     (10,217,454)
      Net realized gains                                             (168,718,205)    (617,051,755)
   Capital share transactions (Note 4)                                 88,409,150      239,000,131
                                                                  ---------------   --------------
         Total decrease                                            (1,027,293,950)     (86,323,480)
NET ASSETS:
   Beginning of period                                              3,513,486,548    3,599,810,028
                                                                  ---------------   --------------
   End of period (including undistributed net investment income
      of $180,925 and $232,200, respectively)                     $ 2,486,192,598   $3,513,486,548
                                                                  ===============   ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

     Sequoia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined under the supervision of the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with NASDAQ Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

     Securities traded on a foreign exchange are valued at the last reported sales price on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on that day.

     U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

     When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

     FOREIGN CURRENCIES: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date.

F. INDEMNIFICATION: The Fund's officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

     The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser") provides the Fund with investment advice, administrative services and facilities.

     Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2008 and the Investment Adviser reimbursed the Fund $1,184,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

     For the year ended December 31, 2008, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $30,832,201 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $1,065,591 to Ruane, Cunniff & Goldfarb LLC, the Fund's distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2008.

NOTE 3--PORTFOLIO TRANSACTIONS:

     The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2008 were $346,965,540 and $763,622,917, respectively. Included in proceeds of sales is $141,910,853 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $104,765,911.

     At December 31, 2008 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $813,317,745 and $271,421,164, respectively.

NOTE 4--CAPITAL STOCK:

     At December 31, 2008 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2008 and 2007 were as follows:

                                                              2008                       2007
                                                    ------------------------   ------------------------
                                                      SHARES       AMOUNT        SHARES       AMOUNT
                                                    ---------   ------------   ---------   ------------
Shares sold                                         2,890,902   $341,191,851     518,372   $ 80,168,810
Shares issued to stockholders on reinvestment of:
   Net investment income                               81,004      7,832,313       7,799      1,150,503
   Net realized gains on investments                1,157,417    128,898,150   3,264,559    486,651,260
                                                    ---------   ------------   ---------   ------------
                                                    4,129,323    477,922,314   3,790,730    567,970,573
Shares repurchased                                  3,287,506    389,513,164   2,102,724    328,970,442
                                                    ---------   ------------   ---------   ------------
Net increase                                          841,817   $ 88,409,150   1,688,006   $239,000,131
                                                    =========   ============   =========   ============

NOTE 5--FEDERAL INCOME TAXES:

     Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2008 permanent differences primarily due to realized gains on redemptions in kind not recognized for tax purposes and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in undistributed net realized gains of $105,106,972 with a corresponding increase in paid in surplus of $104,765,911, and an increase to undistributed net investment income of $341,061. These reclassifications had no effect on net assets.

     The tax character of distributions paid during 2008 and 2007 was as follows:

                               2008           2007
                           ------------   ------------
Distributions paid from:
Ordinary income            $ 10,628,918   $ 11,700,120
Long-term capital gains     168,718,205    615,569,089
                           ------------   ------------
   Total distributions     $179,347,123   $627,269,209
                           ============   ============

     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income   $    182,089
Undistributed long-term gains          4,440
Deferred post-October losses     (18,627,846)
Unrealized appreciation          541,896,581
                                ------------
                                $523,455,264
                                ============

     The difference between book basis and tax basis distributions is a result of different book and tax treatments of short-term capital gain distributions. The Fund had net realized losses of $18,627,846 during the period November 1, 2008 through December 31, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2009. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns and requires certain expanded tax disclosures. Management has applied the Interpretation to the Fund during the year ended December 31, 2008. As a result of the application of the Interpretation, there was no impact on the financial statements. The Fund's Federal tax returns filed in the three-year period ended December 31, 2008 remain subject to examination by the IRS.

NOTE 6--DIRECTORS FEES AND EXPENSES:

     Directors who are not deemed "interested persons" receive fees of $10,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2008 was $308,000.

NOTE 7--AFFILIATED COMPANIES:

     Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2008 aggregated $131,522,515 and $91,369,522, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2008 is provided below:

                                    PURCHASES                  SALES
                              ---------------------   -----------------------    REALIZED    DIVIDEND
AFFILIATE                      SHARES       COST        SHARES        COST         GAIN       INCOME
---------                     -------   -----------   ---------   -----------   ----------   --------
Idexx Laboratories Inc.       590,300   $18,531,332          --            --           --         --
Knight Transportation Inc.*        --            --   3,045,605   $55,176,832   $1,034,318   $461,159

----------
*    No longer an affiliated company as of December 31, 2008.

NOTE 8--FINANCIAL HIGHLIGHTS:

                                                               YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                  2008       2007       2006       2005       2004
                                                --------   --------   --------   --------   --------
Per Share Operating Performance (for a share
   outstanding throughout the period)
Net asset value, beginning of period            $ 139.12   $ 152.75   $ 155.45   $ 154.27   $ 147.61
                                                --------   --------   --------   --------   --------
Income from investment operations:
Net investment income (loss)                        0.40       0.46      (0.70)     (0.75)     (0.58)
Net realized and unrealized gains (losses) on
   investments                                    (37.11)     13.48      13.60      12.57       7.45
                                                --------   --------   --------   --------   --------
      Total from investment operations            (36.71)     13.94      12.90      11.82       6.87
                                                --------   --------   --------   --------   --------
Less distributions:
Dividends from net investment income               (0.42)     (0.45)     (0.00)     (0.00)     (0.00)
Distributions from net realized gains              (6.72)    (27.12)    (15.60)    (10.64)     (0.21)
                                                --------   --------   --------   --------   --------
      Total distributions                          (7.14)    (27.57)    (15.60)    (10.64)     (0.21)
                                                --------   --------   --------   --------   --------
Net asset value, end of period                  $  95.27   $ 139.12   $ 152.75   $ 155.45   $ 154.27
                                                ========   ========   ========   ========   ========
Total Return                                      -27.03%      8.40%      8.34%      7.78%      4.66%
Ratios/Supplementary data
Net assets, end of period (in millions)         $2,486.2   $3,513.5   $3,599.8   $3,573.3   $3,772.4
Ratio to average net assets:
   Expenses *                                        1.0%       1.0%       1.0%       1.0%       1.0%
   Net investment income (loss)                      0.3%       0.3%      -0.5%      -0.5%      -0.4%
Portfolio turnover rate                               12%        13%        14%         8%         6%

----------
* The ratios of expenses to average net assets were not affected by the expense reimbursement by the Investment Adviser.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2008, the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended December 31, 2006 were audited by other auditors whose report dated February 21, 2007 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
February 20, 2009

                          APPROVAL OF ADVISORY CONTRACT
                                   (UNAUDITED)

     At a meeting held on December 8, 2008, the Board of Directors of Sequoia Fund, Inc. (the "Fund"), including a majority of the independent directors, evaluated and approved the renewal of the advisory contract between the Fund and Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser"). In approving the renewal of the advisory contract, the directors considered all information they deemed reasonably necessary to evaluate the terms of the contract.

     NATURE AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the Investment Adviser to the Fund. They considered the personnel responsible for the day-to-day management of the Fund, the Investment Adviser's existing and planned staffing levels and the Investment Adviser's research capability and overall reputation. The directors considered the Investment Adviser's representation that it had no current plans to change the manner in which it managed the Fund. They considered information concerning the Investment Adviser's compliance policies and procedures, which are designed, among other things, to ensure the Fund's compliance with its investment objective, policies and restrictions and those regulatory requirements applicable to the Fund and to address the Investment Adviser's conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the advisory contract.

     INVESTMENT PERFORMANCE. The directors reviewed the Fund's performance under the Investment Adviser's management. They considered the Fund's performance and the performance of the S&P 500 Index for the first 10 months of 2008 and for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2007. They noted that for the first 10 months of 2008, the Fund generated a return of negative 22.2% versus a return for the S&P 500 Index of negative 32.8%. They discussed the current market conditions and the Fund's performance in respect of those conditions. They noted that the Fund had outperformed the S&P 500 Index for the 1-year and 10-year periods. They also considered the Fund's performance compared to the performance of peer-group funds for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2008.

     The directors reviewed specific securities that contributed positively and negatively to the Fund's performance. The directors considered the Fund's performance in light of information provided by the Investment Adviser concerning the performance of the Investment Adviser's other advisory accounts. They also considered the Fund's performance in light of the Fund's compliance with its investment policies and legal and regulatory requirements. The directors concluded that the Fund's overall performance was satisfactory.

     FEES. Next, the directors examined the fees paid to the Investment Adviser under the advisory contract and the Fund's overall expense ratio. They considered the advisory fee compared to the fees charged by peer-group funds. They noted that the Fund's expense ratio of 1.00% compared favorably with the average expense ratio of 1.17% for the peer-group funds. They considered the Investment Adviser's obligation under the contract to reimburse the Fund for the excess, if any, in any year of the Fund's operating expenses over 1-1/2 % of the Fund's average daily net asset values up to a maximum of $30 million, plus 1% of the Fund's average daily net asset values in excess of $30 million. The directors did not compare the fees charged to the Fund by the Investment Adviser with the fees charged by the Investment Adviser to its other advisory accounts because the services provided by the Investment Adviser to its other advisory accounts are materially different from the services provided by the Investment Adviser to the Fund. Based on these factors, the directors determined that the fees charged to the Fund by the Investment Adviser under the advisory contract were reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds offering similar services.

     PROFITABILITY AND OTHER BENEFITS TO THE INVESTMENT ADVISER. The directors considered the income and expenses of the Fund and the profitability of the Fund to the Investment Adviser. They reviewed a written analysis of the profitability of the Fund to the Investment Adviser for the ten months ended October 31, 2008. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a broker-dealer affiliate of the Investment Adviser, during those months. Based on these factors, the directors concluded that the Investment Adviser's profitability was not such as to prevent them from approving the renewal of the contract.

     ECONOMIES OF SCALE. The directors considered information concerning economies of scale and whether the existing fees might require adjustment in light of any economies of scale. The directors determined that no modification of the existing fee level was necessary in light of the fact that, among other things, the Fund's total annual expense ratio was less than the average expense ratio of the mutual funds included in the peer group.

     In light of the Fund's performance, the Investment Adviser's provision of advisory and other services, and the reasonableness of the Fund's overall expenses compared to the expenses of the peer-group funds, the directors concluded that retention of the Investment Adviser was in the best interest of the Fund and its stockholders. Based upon such conclusions, the directors, including a majority of the independent directors, approved the renewal of the advisory contract.

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:
(UNAUDITED)

     The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                    OTHER
                                                    TERM OF OFFICE AND         PRINCIPAL        DIRECTORSHIPS
                                POSITION HELD         LENGTH OF TIME       OCCUPATION DURING       HELD BY
NAME, AGE, AND ADDRESS            WITH FUND               SERVED             PAST 5 YEARS          DIRECTOR
----------------------      --------------------   ------------------    --------------------   -------------
Richard T. Cunniff, 85      Vice Chairman &        Term -- 1 Year &      Vice Chairman &        None
767 Fifth Avenue            Director               Length of Time        Director of Ruane,
New York, NY 10153                                 served -- 38 Years    Cunniff & Goldfarb
                                                                         Inc.

Robert D. Goldfarb, 64      President & Director   Term -- 1 Year &      Chairman &             None
767 Fifth Avenue                                   Length of Time        Director of Ruane,
New York, NY 10153                                 served -- 30 Years    Cunniff & Goldfarb
                                                                         Inc.

David M. Poppe, 43          Executive Vice         Term -- 1 Year &      President & Director   None
767 Fifth Avenue            President & Director   Length of Time        of Ruane, Cunniff &
New York, NY 10153                                 served -- 5 Years     Goldfarb Inc.

Joseph Quinones, Jr., 63    Vice President,        Term -- 1 Year &      Vice President,        None
767 Fifth Avenue            Secretary,             Length of Time        Secretary,
New York, NY 10153          Treasurer & Chief      served -- 13 Years    Treasurer & Chief
                            Compliance Officer                           Compliance Officer
                                                                         of Ruane, Cunniff &
                                                                         Goldfarb Inc.

Michael Valenti, 39         Assistant Secretary    Term -- 1 Year &      Administrator of       None
767 Fifth Avenue                                   Length of Time        Ruane, Cunniff &
New York, NY 10153                                 served -- 2 Years     Goldfarb Inc.

Francis P. Matthews, 86 *   Director               Term -- 1 Year &      Retired                None
767 Fifth Avenue                                   Length of Time
New York, NY 10153                                 served -- 36 Years

C. William Neuhauser, 82    Director               Term -- 1 Year &      Retired                None
767 Fifth Avenue                                   Length of Time
New York, NY 10153                                 served -- 34 Years

Robert L. Swiggett, 86      Director               Term -- 1 Year &      Retired                None
767 Fifth Avenue                                   Length of Time
New York, NY 10153                                 served -- 38 Years

Sharon Osberg, 59           Director               Term -- 1 Year &      Consultant Internet    None
767 Fifth Avenue                                   Length of Time        Mobile Technology
New York, NY 10153                                 served -- 5 Years

Roger Lowenstein, 54        Director               Term -- 1 Year &      Writer major           None
767 Fifth Avenue                                   Length of Time        Financial and News
New York, NY 10153                                 served -- 10 Years    Publications

Vinod Ahooja, 57            Director --            Term -- 1 Year &      Retired                None
767 Fifth Avenue            Chairman of the        Length of Time
New York, NY 10153          Board                  served -- 8 Years

----------
*    Mr. Francis P. Matthews retired effective December 8, 2008.

                          OTHER INFORMATION (UNAUDITED)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Form N- Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund_reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 FIFTH AVENUE, SUITE 4701
NEW YORK, NEW YORK 10153-4798
(800) 686-6884
WEBSITE: www.sequoiafund.com

DIRECTORS
   Richard T. Cunniff
   Robert D. Goldfarb
   David M. Poppe
   Vinod Ahooja, Chairman of the Board
   Roger Lowenstein
   Francis P. Matthews (Retired December 2008)
   C. William Neuhauser
   Sharon Osberg
   Robert L. Swiggett

OFFICERS
   Richard T. Cunniff   -- VICE CHAIRMAN
   Robert D. Goldfarb   -- PRESIDENT
   David M. Poppe       -- EXECUTIVE VICE PRESIDENT
   Joseph Quinones, Jr. -- VICE PRESIDENT, SECRETARY,
                           TREASURER & CHIEF COMPLIANCE
                           OFFICER
   Michael Valenti      -- ASSISTANT SECRETARY

INVESTMENT ADVISER
   Ruane, Cunniff & Goldfarb Inc.
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

DISTRIBUTOR
   Ruane, Cunniff & Goldfarb LLC
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

CUSTODIAN
   The Bank of New York
   MF Custody Administration Department
   One Wall Street, 25th Floor
   New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT
   DST Systems, Inc.
   P.O. Box 219477
   Kansas City, Missouri 64121

LEGAL COUNSEL
   Seward & Kissel LLP
   One Battery Park Plaza
   New York, New York 10004

This report has been prepared for the information of shareholders of Sequoia Fund, Inc.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/code_of_ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2008             December 31, 2007
                             -----------------             -----------------
Audit Fees                        $29,000                       $28,000
Audit-Related Fees                   n/a                           n/a
Tax Fees                           $4,000                        $4,000
Other Fees                           n/a                            n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.

(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) All services included in (b)-(d) were approved pursuant to paragraph
c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $14,500 and $41,785, respectively. Fees paid to PricewaterhouseCoopers LLP were $2,500 and $29,785, respectively.

(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 27, 2009

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary, Treasurer

Date:  February 27, 2009